Interests in associates and joint ventures	6 Months Ended
Jun. 30, 2021
Interests In Other Entities [Abstract]
Interests in associates and joint ventures

10	Interests in associates and joint ventures
At 30 June 2021, the carrying amount of HSBC’s interests in associates and joint ventures was $28,709m (31 December 2020: $26,684m).

Principal associates of HSBC
	At
	30 Jun 2021		31 Dec 2020
	Carrying amount	Fair value[1]	Carrying amount	Fair value[1]
	$m	$m	$m	$m
Bank of Communications Co., Limited	22,857	9,484	21,248	7,457
The Saudi British Bank	4,405	5,350	4,215	4,197
1Principal associates are listed on recognised stock exchanges. The fair values are based on the quoted market prices of the shares held (Level 1 in the fair value hierarchy).
Bank of Communications Co., Limited
The Group’s investment in Bank of Communications Co., Limited (‘BoCom’) is classified as an associate. Significant influence in BoCom was established with consideration of all relevant factors, including representation on BoCom’s Board of Directors and participation in a Resource and Experience Sharing agreement (‘RES’). Under the RES, HSBC staff have been seconded to assist in the maintenance of BoCom’s financial and operating policies. Investments in associates are recognised using the equity method of accounting in accordance with IAS 28 whereby the investment is initially recognised at cost and adjusted thereafter for the post-acquisition change in the Group’s share of BoCom’s net assets. An impairment test is required if there is any indication of impairment.
Impairment testing
At 30 June 2021, the fair value of the Group’s investment in BoCom had been below the carrying amount for approximately nine years. As a result, the Group performed an impairment test on the carrying amount, which confirmed that there was no impairment at 30 June 2021 as the recoverable amount as determined by a value-in-use (‘VIU’) calculation was higher than the carrying value.

At
	30 Jun 2021			31 Dec 2020
	VIU	Carrying value	Fair value	VIU	Carrying value	Fair value
	$bn	$bn	$bn	$bn	$bn	$bn
BoCom	23.6	22.9	9.5	21.8	21.2	7.5
In future periods, the VIU may increase or decrease depending on the effect of changes to model inputs. The main model inputs are described below and are based on factors observed at period-end. The factors that could result in a change in the VIU and an impairment include a short-term underperformance by BoCom, a change in regulatory capital requirements, or an increase in uncertainty regarding the future performance of BoCom resulting in a downgrade of the forecast of future asset growth or profitability. An increase in the discount rate as a result of an increase in the risk premium or risk-free rates could also result in a reduction of VIU and an impairment. At the point where the carrying value exceeds the VIU, impairment would be recognised.
If the Group did not have significant influence in BoCom, the investment would be carried at fair value rather than the current carrying value.
Basis of recoverable amount
The impairment test was performed by comparing the recoverable amount of BoCom, determined by a VIU calculation, with its carrying amount. The VIU calculation uses discounted cash flow projections based on management’s best estimates of future earnings available to ordinary shareholders prepared in accordance with IAS 36. Significant management judgement is required in arriving at the best estimate. There are two main components to the VIU calculation. The first component is management’s best estimate of BoCom’s earnings, which is based on explicit forecasts over the short to medium term. This results in forecast earnings growth that is lower than recent historical actual growth and also reflects the uncertainty arising from the current economic outlook. Earnings beyond the short to medium term are then extrapolated into perpetuity using a long-term growth rate to derive a terminal value, which comprises the majority of the VIU. The second component is the capital maintenance charge (‘CMC’), which is management’s forecast of the earnings that need to be withheld in order for BoCom to meet capital requirements over the forecast period (i.e. CMC is deducted when arriving at management’s estimate of future earnings available to ordinary shareholders). The principal inputs to the CMC calculation include estimates of asset growth, the ratio of risk-weighted assets to total assets, and the expected capital requirements. An increase in the CMC as a result of a change to these principal inputs would reduce VIU. Additionally, management considers other factors (including qualitative factors) to ensure that the inputs to the VIU calculation remain appropriate.
Key assumptions in value-in-use calculation
We used a number of assumptions in our VIU calculation, in accordance with the requirements of IAS 36:
•Long-term profit growth rate: 3% (31 December 2020: 3%) for periods after 2024, which does not exceed forecast GDP growth in mainland China and is consistent with forecasts by external analysts.
•Long-term asset growth rate: 3% (31 December 2020: 3%) for periods after 2024, which is the rate that assets are expected to grow to achieve long-term profit growth of 3%.
•Discount rate: 10.59% (31 December 2020: 11.37%), which is based on a capital asset pricing model (‘CAPM’) calculation for BoCom, using market data. Management also compares the rate derived from the CAPM with discount rates from external sources. The discount rate used is within the range of 9.5% to 15.0% (31 December 2020: 10.3% to 15.0%) indicated by external sources. The lower rate reflects the impact of updates to certain components of CAPM arising from a relative reduction in the volatility of Chinese banks, the maturity of the Chinese banking industry, and a decrease in mainland China’s credit risk due to its relatively quick recovery from the impact of the Covid-19 outbreak.
•Expected credit losses (‘ECL’) as a percentage of customer advances: ranges from 0.98% to 1.10% (31 December 2020: 0.98% to 1.22%) in the short to medium term, reflecting a decrease in the upper end of the range due to BoCom's actual results and an improved outlook for ECL following the peak of the Covid-19 outbreak in mainland China. For periods after 2024, the ratio is 0.88% (2020: 0.88%), which is slightly lower than BoCom’s average ECL in recent years prior to the Covid-19 outbreak.
•Risk-weighted assets as a percentage of total assets: ranges from 61% to 62% (31 December 2020: 61% to 62%) in the short to medium term, reflecting increases that may arise from relatively elevated ECL in the short term, followed by reductions that may arise from a subsequent lowering of ECL and a continuation of the trend of strong retail loan growth. For periods after 2024, the ratio is 61% (2020: 61%). These rates are similar to BoCom’s actual results in recent years and are slightly below forecasts disclosed by external analysts.
•Operating income growth rate: ranges from 4.4% to 6.3% (31 December 2020: 3.5% to 6.7%) in the short to medium term, and is lower than BoCom’s actual results in recent years and forecasts disclosed by external analysts, reflecting BoCom’s most recent actual results, global trade tensions and industry developments in mainland China.
•Cost-income ratio: 36.1% (31 December 2020: 36.3% to 36.8%) in the short to medium term. These ratios are similar to BoCom’s actual results in recent years and slightly lower than forecasts disclosed by external analysts.
•Effective tax rate: ranges from 10.0% to 14.3% (31 December 2020: 7.8% to 16.5%) in the short to medium term, reflecting BoCom’s actual results and an expected increase towards the long-term assumption through the forecast period. For periods after 2024, the rate is 16.8% (2020: 16.8%), which is higher than the recent historical average, above the most likely rate within the range of the minimum tax rate as proposed by the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting, and forecasts for the short to medium term disclosed by external analysts.
•Capital requirements: Capital adequacy ratio: 12.5% (31 December 2020: 11.5%) and tier 1 capital adequacy ratio: 9.5% (31 December 2020: 9.5%), based on BoCom’s capital risk appetite and the minimum regulatory requirements, respectively. The capital adequacy ratio assumption was updated to 12.5% from 11.5%, which was the minimum regulatory requirement, following the recent approval of BoCom’s capital management plan.
The following table shows the change to each key assumption in the VIU calculation that on its own would reduce the headroom to nil:

Key assumption	Changes to key assumption to reduce headroom to nil
•Long-term profit growth rate	Decrease by 22 basis points
•Long-term asset growth rate	Increase by 19 basis points
•Discount rate	Increase by 27 basis points
•Expected credit losses as a percentage of customer advances	Increase by 3 basis points
•Risk-weighted assets as a percentage of total assets	Increase by 145 basis points
•Operating income growth rate	Decrease by 39 basis points
•Cost-income ratio	Increase by 87 basis points
•Long-term effective tax rate	Increase by 228 basis points
•Capital requirements – capital adequacy ratio	Increase by 30 basis points
•Capital requirements – tier 1 capital adequacy ratio	Increase by 199 basis points
The following table further illustrates the impact on VIU of reasonably possible changes to key assumptions. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. The selected rates of reasonably possible changes to key assumptions are largely based on external analysts’ forecasts, which can change period to period.

Sensitivity of VIU to reasonably possible changes in key assumptions
	Favourable change			Unfavourable change
		Increase in VIU	VIU		Decrease in VIU	VIU
	bps	$bn	$bn	bps	$bn	$bn
At 30 Jun 2021
Long-term asset/profit growth rate[1]	(50) / —	1.9 / —	25.5 / 23.6	— / (50)	— / (1.7)	23.6 / 21.9
Discount rate	(109)	3.8	27.4	31	(0.8)	22.8
Expected credit losses as a percentage of customer advances	2021 to 2024: 99 2025 onwards: 79	1.9	25.5	2021 to 2024: 112 2025 onwards: 102	(3.0)	20.6
Risk-weighted assets as a percentage of total assets	(81)	0.3	23.9	87	(0.6)	23.0
Operating income growth rate	16	0.4	24.0	(46)	(0.9)	22.7
Cost-income ratio	(168)	1.7	25.3	287	(2.6)	21.0
Long-term effective tax rate	(180)	0.6	24.2	820	(2.7)	20.9
Capital requirements – capital adequacy ratio	—	—	23.6	254	(7.4)	16.2
Capital requirements – tier 1 capital adequacy ratio	—	—	23.6	332	(4.8)	18.8

At 31 Dec 2020
Long-term asset/profit growth rate[1]	(50) / —	1.4 / —	23.2 / 21.8	— / (50)	— / (1.3)	21.8 / 20.5
Discount rate		1.2	23.0	53	(1.2)	20.6
Expected credit losses as a percentage of customer advances	2020 to 2024: 96 2025 onwards: 76	2.3	24.1	2020 to 2024: 122 2025 onwards: 95	(2.1)	19.7
Risk-weighted assets as a percentage of total assets	(40)	0.1	21.9	166	(0.8)	21.0
Operating income growth rate	2	0.2	22.0	(69)	(1.5)	20.3
Cost-income ratio	(149)	1.3	23.1	120	(1.2)	20.6
Long-term effective tax rate	(316)	0.9	22.7	820	(2.2)	19.6
Capital requirements – capital adequacy ratio	—	—	21.8	297	(7.8)	14.0
Capital requirements – tier 1 capital adequacy ratio	—	—	21.8	263	(5.3)	16.5
1    The reasonably possible ranges of the long-term profit growth rate and long-term asset growth rate assumptions reflect the close relationship between these assumptions, which would result in offsetting changes to each assumption.
Considering the interrelationship of the changes set out in the table above, management estimates that the reasonably possible range of VIU is $19.6bn to $25.9bn (31 December 2020: $18.2bn to $24.2bn). The range is based on the favourable/unfavourable change in the earnings in the short to medium term and long-term expected credit losses as a percentage of customer advances as set out in the table above. All other long-term assumptions, the discount rate and the basis of the CMC have been kept unchanged when determining the reasonably possible range of the VIU.
The Saudi British Bank
The Group’s investment in The Saudi British Bank (‘SABB’) is classified as an associate. In June 2019, the merger between SABB and Alawwal bank (‘Alawwal’) became effective, which reduced HSBC’s 40% interest in SABB to 29.2%. On 3 December 2020, HSBC purchased additional shares in SABB, which increased the Group’s shareholding to 31%. HSBC remains the largest shareholder in SABB. Significant influence in SABB is established via representation on the Board of Directors. Investments in associates are recognised using the equity method of accounting in accordance with IAS 28, as described previously for BoCom.
Impairment testing
There were no indicators of impairment at 30 June 2021. The fair value of the Group’s investment in SABB of $5.4bn was above the carrying amount of $4.4bn.